EXHIBIT 10.21

THIS SECURED CONVERTIBLE DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.



                          SECURED CONVERTIBLE DEBENTURE

                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

                        10% SECURED CONVERTIBLE DEBENTURE

                              DUE NOVEMBER 22, 2004


No.  ___                                                          $250,000.00

      This Secured Convertible Debenture is issued by ADVANCED COMMUNICATIONS TECHNOLOGIES, INC., a Florida corporation (the "COMPANY"), to Cornell Capital Partners, LP (together with its permitted successors and assigns, the "HOLDER") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

      THIS DEBENTURE IS FREE FROM ALL TAXES, LIENS, CLAIMS AND ENCUMBRANCES WITH RESPECT TO THE ISSUE THEREOF AND SHALL NOT BE SUBJECT TO PREEMPTIVE RIGHTS OR OTHER SIMILAR RIGHTS OF STOCKHOLDERS OF THE COMPANY AND WILL NOT IMPOSE PERSONAL LIABILITY UPON THE HOLDER. THE OBLIGATIONS OF THE COMPANY UNDER THIS DEBENTURE SHALL BE SECURED BY THAT CERTAIN SECURITY AGREEMENT DATED BY AND BETWEEN THE COMPANY AND THE HOLDER OF EVEN DATE HEREWITH.

                                   ARTICLE I.

      Section 1.01 PRINCIPAL AND INTEREST. For value received on November 22, 2002, the Company hereby promises to pay to the order of the Holder in lawful money of the United States of America and in immediately available funds the principal sum of Two Hundred Fifty Thousand Dollars (US $250,000.00), together with interest on the unpaid principal of this Debenture at the rate of ten percent (10%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid. At the Company's option, the entire principal amount and all accrued interest shall be either (a) paid to the Holder on the second (2nd) year anniversary from the date hereof or
(b) converted in accordance with Section 1.02 herein.

      Section 1.02 OPTIONAL CONVERSION. After December 15, 2002, or upon the earlier breach by the Company of this Debenture or any other agreement with the Holder, the Holder shall be entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the "CONVERSION SHARES") of the Company's common stock, no par value per share ("COMMON STOCK"), at the price per share (the "CONVERSION PRICE") equal to $.001. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of EXHIBIT "A" to this Debenture, with appropriate insertions (the "CONVERSION NOTICE"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "CONVERSION DATE") shall be deemed to be the date set forth in the Conversion Notice.

      Section 1.03 RIGHT OF REDEMPTION. Until February 22, 2003, the Company at its option shall have the right to redeem, upon written notice (the "REDEMPTION NOTICE"), a portion or all outstanding convertible debenture. The redemption price shall be one hundred twenty percent (120%) of the amount redeemed plus accrued interest. After December 15, 2002, the Company at its option shall have the right to redeem, upon written notice (the "REDEMPTION NOTICE"), a portion or all outstanding convertible debenture. The redemption price shall be one hundred fifty percent (150%) of the amount redeemed plus accrued interest. Once the Company has issued to the Holder a Redemption Notice the Holder may continue to execute conversions only as long as the closing bid price of the Company's Common Stock the day prior to conversion is above the Closing Bid Price of the Company's Common Stock on the Closing Date.

      Section 1.04 RESERVATION OF COMMON STOCK. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within ninety
(90) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

      Section 1.05 REGISTRATION RIGHTS. The Company is obligated to register the resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of a Registration Rights Agreement, between the Company and the Holder of even date herewith (the "INVESTOR REGISTRATION RIGHTS AGREEMENT").

      Section 1.06 INTEREST PAYMENTS. The interest so payable will be paid at the time of maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Company, in its sole discretion, may elect to pay interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in
Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or, after December 15, 2002, in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be based on a conversion price of $.001 per share. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

      Section 1.07 PAYING AGENT AND REGISTRAR. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

      Section 1.08 SUBORDINATED NATURE OF DEBENTURE. This Debenture and all payments hereon, including principal or interest, shall be subordinate and junior in right of payment to all accounts payable of the Company incurred in the ordinary course of business and/or bank debt of the Company not to exceed $250,000.

                                  ARTICLE II.

      Section 2.01 AMENDMENTS AND WAIVER OF DEFAULT. The Debenture may be amended with the consent of the Holder. Without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company obligations to the Holder or to make any change that does not adversely affect the rights of the Holder.

                                  ARTICLE III.

      Section 3.01 EVENTS OF DEFAULT. An Event of Default is defined as follows:
(a) failure by the Company to pay amounts due hereunder within fifteen (15) days of the date of maturity of this Debenture; (b) failure of the Company to obtain listing of the Common Stock on a Principal Market within six (6) months of the date hereof; (c) failure by the Company to comply with the terms of the Irrevocable Transfer Agent Instructions attached to the Securities Purchase Agreement; (d) failure by the Company's transfer agent to issue Common Stock to the Holder within three (3) days of the Company's receipt of the attached Notice of Conversion from Holder; (e) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in this Debenture; (f) event of bankruptcy; (g) a breach by the Company of its obligations under the

Securities Purchase Agreement, the Investor Registration Rights Agreement, or the Security Agreement which is not cured by the Company within ten (10) days after receipt of written notice thereof. As used herein, Principal Market shall mean The National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board, Nasdaq SmallCap Market or American Stock Exchange.

      Section 3.02 FAILURE TO ISSUE  UNRESTRICTED  COMMON STOCK. As indicated in
Article III Section 3.01, a breach by the Company of its obligations under the Investor Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder accelerated full repayment of all debentures outstanding. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

                                  ARTICLE IV.

      Section 4.01 RIGHTS AND TERMS OF CONVERSION. This Debenture, in whole or in part, may be converted at any time following the date of closing, into shares of Common Stock at a price equal to the Conversion Price as described in Section
1.02 above.

      Section 4.02 RE-ISSUANCE OF DEBENTURE. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

      Section 4.03 TERMINATION OF CONVERSION RIGHTS. The Holder's right to convert the Debenture into the Common Stock in accordance with paragraph 4.01 shall terminate on the date that is the second (2nd) year anniversary from the date hereof and this Debenture shall be automatically converted on that date in accordance with the formula set forth in Section 4.01 hereof, and the appropriate shares of Common Stock and amount of interest shall be issued to the Holder.

                                   ARTICLE V.

      Section 5.01 ANTI-DILUTION. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

      Section  5.02  CONSENT  OF HOLDER  TO SELL  COMMON  STOCK.  So long as any
Secured Convertible Debentures are outstanding, the Company shall not, without the prior written consent of the Buyer(s): (i) issue or sell shares of Common Stock, (ii) issue any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire Common Stock, or
(iii) file any registration statement on Form S-8.

                                  ARTICLE VI.

      Section 6.01 NOTICE. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:          Advanced Communications Technologies, Inc.
                                c/o Danson Partners, LLC
                                420 Lexington Avenue, Suite 2739
                                New York, New York 10170
                                Attention:  Wayne Danson, President and
                                            Chief Financial Officer
                                Telephone:  (646) 227-1600
                                Facsimile:  (646) 227-1666

With a copy to:                 Levinson & Lichtman, LLP
                                120 East Palmetto Park Road, Suite 100
                                Boca Raton, Florida 33432
                                Attention:  Jonathan J. Lichtman, Esq.
                                Telephone:  (561) 869-3600
                                Telephone:  (561) 869-3601



With a copy to:                 Kirkpatrick & Lockhart LLP
                                201 South Biscayne Boulevard - Suite 2000
                                Miami, FL  33131-2399
                                Attention:  Clayton E. Parker, Esq.
                                Telephone:  (305) 539-3300
                                Facsimile:  (305) 358-7095

If to the Holder:               Cornell Capital Partners, LP6
                                101 Hudson Street, Suite 360
                                Jersey City, New Jersey 07302
                                Facsimile:  (201) 985-8266


With a copy to:                 Butler Gonzalez LLP
                                1000 Stuyvesant Avenue, Suite 6
                                Union, New Jersey 07083
                                Attention: David Gonzalez, Esq.
                                Telephone:  (908) 810-8588
                                Facsimile:  (908) 810-0973

      Section 6.02 GOVERNING LAW. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of Florida without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New

Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

      Section 6.03 SEVERABILITY. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

      Section 6.04 ENTIRE AGREEMENT AND AMENDMENTS. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

      Section 6.05 COUNTERPARTS. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                    ADVANCED COMMUNICATIONS
                                      TECHNOLOGIES, INC.

                                    By:
                                       -----------------------------------------
                                    Name:  Wayne Danson
                                    Title: President and Chief Financial Officer

                                   EXHIBIT "A"
                                   -----------

                              NOTICE OF CONVERSION
                              --------------------

         (TO BE EXECUTED BY THE HOLDER IN ORDER TO CONVERT THE NOTE)


TO:

      The undersigned hereby irrevocably elects to convert $___________________________ of the principal amount of the above Note into Shares of Common Stock of Advanced Communications Technologies, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:
                                   ------------------------------------------
Applicable Conversion Price:
                                   ------------------------------------------
Signature:
                                   ------------------------------------------
Name:
                                   ------------------------------------------
Address:
                                   ------------------------------------------
Amount to be converted:  $
                                   ------------------------------------------
Amount of Debenture
                                   ------------------------------------------
unconverted: $
                                   ------------------------------------------
Conversion Price per share: $
                                   ------------------------------------------
Number of shares of
Common Stock to be issued:
                                   ------------------------------------------
Please issue the shares of
Common Stock in the
following name and to the
following address:
                                   ------------------------------------------
Issue to:
                                   ------------------------------------------
Authorized Signature:
                                   ------------------------------------------
Name:
                                   ------------------------------------------
Title:
                                   ------------------------------------------
Phone Number:
                                   ------------------------------------------
Broker DTC Participant
Code:
                                   ------------------------------------------
Account Number:
                                   ------------------------------------------